October 21, 2016 Exhibit 99.2 3Q16 Financial Results

Forward-looking statements and use of key performance metrics and Non-GAAP Financial Measures

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
and
management’s
ability
to
identify
and
manage
these
and
other
risks.
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Key
performance
metrics
and
Non-GAAP
Financial
Measures
Key
performance
metrics:
Our
management
team
uses
certain
key
performance
metrics
(“KPMs”)
to
gauge
our
performance
and
progress
over
time
in
achieving
our
strategic
and
operational
goals
and
also
in
comparing
our
performance
against
our
peers.
In
connection
with
our
path
to
becoming
an
independent
public
company,
we
established
the
following
financial
targets,
in
addition
to
others,
as
KPMs.
These
KPMs
are
utilized
by
our
management
in
measuring
our
progress
against
financial
goals
and
as
a
tool
in
helping
assess
performance
for
compensation
purposes.
These
KPMs
can
largely
be
found
in
our
Registration
Statements
on
Form
S-1
and
our
periodic
reports,
which
are
filed
with
the
Securities
and
Exchange
Commission,
and
are
supplemented
from
time
to
time
with
additional
information
in
connection
with
our
quarterly
earnings
releases.
Our
key
performance
metrics
include:
Return
on
average
tangible
common
equity
(“ROTCE”);
Return
on
average
total
tangible
assets
(“ROTA”);
Efficiency
ratio;
Operating
leverage;
and
Common
equity
tier
1
capital
ratio
(Basel
III
fully
phased-in
basis).
In
establishing
goals
for
these
KPMs,
we
determined
that
they
would
be
measured
on
a
management-reporting
basis,
or
an
operating
basis,
which
we
refer
to
externally
as
“Adjusted”
results.
We
believe
that
these
“Adjusted”
results,
which
exclude
restructuring
charges,
special
items
and
and/or
notable
items,
as
applicable,
provide
the
best
representation
of
our
underlying
financial
progress
toward
these
goals
as
they
exclude
items
that
our
management
does
not
consider
indicative
of
our
on-going
financial
performance.
We
have
consistently
shown
these
metrics
on
this
basis
to
investors
since
our
initial
public
offering
in
September
of
2014.
Adjusted
KPMs
are
considered
Non-GAAP
Financial
Measures.
Non-GAAP
Financial
Measures:
This
document
contains
Non-GAAP
Financial
Measures.
The
tables
in
the
appendix
present
reconciliations
of
certain
Non-GAAP
Financial
Measures.
These
reconciliations
exclude
restructuring
charges,
special
items
and/or
notable
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
Restructuring
charges
and
special
items
include
expenses
related
to
our
efforts
to
improve
processes
and
enhance
efficiencies,
as
well
as
rebranding,
separation
from
RBS
and
regulatory
expenses.
Notable
items
include
certain
revenue
or
expense
items
that
may
occur
in
a
reporting
period,
which
management
does
not
consider
indicative
of
on-going
financial
performance.
The
Non-GAAP
Financial
Measures
presented
below
include
“noninterest
income”,
“total
revenue”,
“noninterest
expense”,
“pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
“net
income”,
“net
income
available
to
common
stockholders”,
“other
income”,
“salaries
and
employee
benefits”,
“outside
services”,
“occupancy”,
“equipment
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”
and
“return
on
average
total
assets.”
We
believe
these
Non-GAAP
Financial
Measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
restructuring
charges,
special
items
and/or
notable
items
in
any
period
do
not
reflect
the
operational
performance
of
the
business
in
that
period
and,
accordingly,
it
is
useful
to
consider
these
line
items
with
and
without
restructuring
charges,
special
items
and/or
notable
items.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
Other
companies
may
use
similarly
titled
Non-GAAP
Financial
Measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
Non-GAAP
Financial
Measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
Non-GAAP
Financial
Measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
Financial
Measures
have
limitations
as
analytical
tools
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Generated 7% YoY average loan growth, with strength in both commercial and retail
NII up 10% YoY and 2% QoQ
—
NIM of 2.84% compared with 2.76% in 3Q15 and 2.84% in 2Q16 despite the impact of lower long-term rates
Consumer
Banking
initiatives
–
Solid
deposit
and
loan
growth,
improvement
in
conforming
mortgage
volume,
and
strong sales force expansion, with a record 47 net mortgage loan officer hires during the quarter, as well as 11 financial consultants. CheckUp
has resulted in ~275,000 scheduled appointments YTD
Commercial
Banking
initiatives
–
Strong
loan
growth
of
11%
YoY;
capital
markets
fees
remain
at
near
record
levels
with continued momentum in FX
Notable
items
of
$19
million
after-tax,
or
$0.04
per
share,
largely
reflecting
the
impact
of
the
$72
million
pre-tax
TDR
Transaction gain partially offset by certain other items associated with efficiency and balance sheet initiatives
3Q16 highlights
3
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP
Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as applicable.
2)
Current-period regulatory capital ratios are preliminary. Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019.
Improving
profitability and
returns
Strong capital,
liquidity and funding
Excellent credit
quality and progress
on risk management
Continued progress
on strategic growth,
efficiency and
balance sheet
optimization
initiatives
Robust
capital
levels
with
a
common
equity
tier
1
ratio
of
11.3%
(2)
;
TBV
per
share
of
$26.20
up
2%
from
2Q16
Repurchased
$250
million
of
common
shares
during
the
quarter
at
an
average
price
of
$22.60
Repurchased $500 million of subordinated debt from RBS
3Q16 average deposits increased $5.7 billion, or 6% vs. 3Q15; average loan-to-deposit ratio of 98%
Provision expense of $86 million decreased $4 million from 2Q16
Overall credit quality remained broadly stable despite growth in commercial charge-offs and NPLs largely tied to energy and commodity-based credits
Allowance to loans and leases of 1.18% vs. 1.20% in 2Q16 and 1.23% in 3Q15 reflects continued improvement in underlying credit quality
Diluted
EPS
of
$0.56
up
40%
from
3Q15;
Adjusted
diluted
EPS
(1)
of
$0.52
up
30%
from
$0.40
in
3Q15
Revenue
of
$1.4
billion,
up
14%
YoY
and
8%
QoQ;
Adjusted
revenue
(1)
up
9%
YoY
and
3%
QoQ
Positive
operating
leverage
YoY
of
4.5%
-
Adjusted
basis;
efficiency
ratio
improved
~3
percentage
points
YoY
to
63%
(1)
Continued
progress
against
return
target
with
ROTCE
of
8.6%
compared
to
6.6%
in
3Q15;
Adjusted
ROTCE
of
8.0%
(1)

3Q16 notable items

GAAP
results
include
TDR
Transaction
gain
partially
offset
by
other
costs
associated
with
Asset
Finance
repositioning,
TOP
III
efficiency
initiatives
and
operational
items.
Gain
on
mortgage/home
equity
TDR
Transaction
–
As
part
of
our
overall
balance
sheet
optimization
efforts,
we
sold
$310
million
of
TDR
assets
on
July
19
resulting
in
a
pre-tax
$72
million
gain
on
sale
through
other
income.
Home
equity
operational
items
–
Reflects
costs
related
to
legacy
systems
and
operational
processes
in
the
home
equity
business
that
were
identified
as
part
of
a
broad
review
in
conjunction
with
the
TDR
Transaction.
Asset
Finance
repositioning
–
Represents
a
further
initiative
to
optimize
the
efficiency
of
our
balance
sheet.
A
$1.2
billion
lease
portfolio
tied
to
legacy
RBS
aircraft
leasing
borrowers
has
been
placed
in
runoff
following
a
review
of
the
Asset
Finance
business.
This
portfolio
of
largely
investment-grade
client
aircraft
leases
do
not
meet
go-forward
business
model
strategic
and
risk-adjusted
return
parameters,
and
we
plan
to
exit
these
non-strategic
relationships.
Given
recent
deterioration
in
aircraft
values,
along
with
the
impact
of
exiting
these
client
relationships,
we
believe
the
underlying
residual
value
has
been
impaired.
These
assets
were
designated
as
non-core
and
transferred
to
the
Other
segment.
TOP
III
efficiency
initiatives
–
Reflects
severance
and
consulting
costs
associated
with
previously
announced
TOP
III
efficiency
initiatives
expected
to
provide
2017
pre-tax
benefits
of
$90
to
$110
million.
1)
Pre-tax reflects $(5) million noninterest income impact and $11 million of other expense related to lease-residual impairment tied to legacy RBS aircraft leasing borrowers moved to runoff in non-core.
2)
Pre-tax expense reflects $11 million in salaries and benefits and $6 million in outside services associated with TOP III efficiency initiatives.
$s in millions, except per share data
3Q16 notable items
Pre-tax
After-tax
EPS impact
Gain on mortgage/home equity TDR Transaction
72
$
45
$
0.09
$
Home equity operational items
(8)
$
(5)
$
(0.01)
$
TDR gain after impact of home equity operational items
64
$
40
$
0.08
$
Asset Finance repositioning
(1)
(16)
$
(10)
$
(0.02)
$
TOP III efficiency initiatives
(2)
(17)
$
(11)
$
(0.02)
$
Total 3Q16 notable items
31
$
19
$
0.04
$

GAAP financial summary

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-
GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as applicable.
2)
Includes held for sale. Loan-to-deposit ratio is period end.
3)
Full-time equivalent employees.
Linked quarter:
Net income and diluted EPS both up 22%, including the impact of the TDR Transaction
NII up $22 million, reflecting 1% average loan growth
Noninterest income increased $80 million, driven by notable
items in other income
—
Results reflect strength in mortgage banking fees, service
charges and fees, other income and foreign exchange and
letter of credit fees, partially offset by lower securities gains and a modest decrease in capital markets fees, which were in line with record second quarter levels
Noninterest expense increased $40 million, driven by $36 million of notable items largely in salaries and benefits and
outside services
—
Adjusted results
(1)
reflect lower salaries and benefits, more
than offset by an increase in outside services and small
increases across other expense categories
Provision for credit losses decreased $4 million
EPS of $0.56 up 22%
TBV per share of $26.20 up 2%
Prior-year quarter:
Net income increased $77 million driven by strong business
growth and the TDR Transaction; diluted EPS up 40%
NII
up
$89
million
reflecting
7%
average
loan
growth,
and
an
8
bp
improvement in NIM given higher loan yields
Noninterest income up $82 million driven by TDR gain
—
Results reflect growth in mortgage banking fees, capital
markets fees and service charges and fees partially offset by lower trust and investment services fees
Noninterest expense up $69 million, driven by $36 million of
3Q16 notable items
Provision for credit losses increased $10 million
Highlights
9%
4%
18%
27%
271 bps
YoY excluding
3Q16 notable
items
(1)
30%
142 bps
3Q16 change from
$s in millions
3Q16
2Q16
3Q15
2Q16
3Q15
$
%
$
%
Net interest income
945
$
923
$
856
$
22
$
2
%
89
$
10
%
Noninterest income
435
355
353
80
23
82
23
Total revenue
1,380
1,278
1,209
102
8
171
14
Noninterest expense
867
827
798
40
5
69
9
Pre-provision profit
513
451
411
62
14
102
25
Provision for credit losses
86
90
76
(4)
(4)
10
13
Income before income tax
expense
427
361
335
66
18
92
27
Income tax expense
130
118
115
12
10
15
13
Net income
297
$
243
$
220
$
54
$
22
77
$
35
Preferred dividends
7
$
—
$
7
$
7
$
100
—
$
—
Net income available to
common stockholders
290
$
243
$
213
$
47
$
19
%
77
$
36
%
$s in billions
Average interest-earning
assets
131.7
$
129.5
$
123.0
$
2.2
$
2
%
8.7
$
7
%
Average deposits
106.6
$
104.0
$
101.0
$
2.7
$
3
%
5.7
$
6
%
Key performance metrics
(1)
Net interest margin
2.84
%
2.84
%
2.76
%
—
bps
8
bps
Loan-to-deposit ratio
(2)
97.9
98.3
96.1
(40)
bps
179
bps
ROACE
5.8
4.9
4.4
88
bps
142
bps
ROTCE
8.6
7.3
6.6
128
bps
198
bps
ROA
0.8
0.7
0.6
13
bps
17
bps
ROTA
0.9
0.7
0.7
14
bps
18
bps
Efficiency ratio
62.9
%
64.7
%
66.0
%
(183)
bps
(314)
bps
FTEs
(3)
17,625
17,828
17,817
(203)
(1)
%
(192)
(1)
%
Per common share
Diluted earnings
0.56
$
0.46
$
0.40
$
0.10
$
22
%
0.16
$
40
%
Tangible book value
(1)
26.20
$
25.72
$
24.52
$
0.48
$
2
%
1.68
$
7
%
Average diluted shares
outstanding (in millions)
521.1
530.4
533.4
(9.2)
(2)
%
(12.3)
(2)
%

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as applicable.
Highlights
Linked quarter:
Adjusted net income
(1)
increased $35 million, or 14%
—
Adjusted diluted EPS increased 13%
(1)
NII increased $22 million, or 2%, driven by loan growth, stable NIM and an additional day in the quarter
Adjusted noninterest income
(1)
increased $13 million, or 4%
—
Strength in mortgage banking fees, service charges and fees, other income and foreign exchange and letter of credit fees, partially offset by lower securities gains and a modest decrease in capital markets fees, which were in line with record second quarter levels
Adjusted noninterest expense
(1)
remained relatively stable
—
Lower salaries and benefits modestly offset by an increase in outside services and small increases across other expense categories
—
Adjusted efficiency ratio improved ~140 bps
(1)
—
FTEs down 203, reflecting the benefit of our TOP II and TOP III efficiency initiatives
Provision for credit losses decreased $4 million
Prior-year quarter:
Adjusted net income
(1)
increased $58 million, or 26%, reflecting
4.5% positive operating leverage
—
Adjusted diluted EPS up 30%
(1)
NII
increased
$89
million,
reflecting
7%
average
loan
growth
and
an
8
bp
improvement in NIM given higher loan yields and short-term rates
Adjusted noninterest income
(1)
increased $15 million, or 4%
—
Strength in mortgage banking fees, capital markets fees and service charges and fees, partially offset by lower trust and investment services fees and other income
Adjusted noninterest expense
(1)
up 4%, driven by a $17 million increase
in salaries and employee benefits, largely reflecting merit increases and higher incentive costs
—
Adjusted efficiency ratio improved ~270 bps
(1)
—
FTEs down 192, as our efficiency initiatives more than offset our strategic-hiring initiatives
Provision for credit losses increased $10 million
Adjusted financial summary
(1)
Adjusted 3Q16
(1)
change from
$s in millions
3Q16
Reported
Notable
Items
3Q16
Adjusted
(1)
Reported
2Q16
Reported
3Q15
Net interest income
945
$
-
$
945
$
2
%
10
%
Noninterest income
435
(67)
368
4
4
Total revenue
1,380
(67)
1,313
3
9
Noninterest expense
867
(36)
831
0
4
Net income available to
common stockholders
290
$
(19)
$
271
$
12
%
27
%
Key performance metrics
(1)
ROTCE
(1)
8.6
%
(56)
bps
8.0
%
72
bps
142
bps
Efficiency ratio
(1)
62.9
%
43
bps
63.3
%
(140)
bps
(271)
bps
Diluted EPS
0.56
$
(0.04)
$
0.52
$
13
%
30
%

Net interest income

Highlights
1)
Includes interest-bearing cash and due from banks and deposits in banks.
Linked quarter:
NII up $22 million, or 2%
—
Reflects 1% average loan growth driven by commercial,
mortgage and student loans
NIM of 2.84% remained stable with second quarter 2016
—
Improved commercial and consumer loan yields, including the
benefit of an increase in LIBOR, as well as continued
improvement in portfolio mix towards higher-
yielding categories
—
Offset by an increase in deposit costs and a reduction in
investment portfolio yields
Prior-year quarter:
NII up $89 million, or 10%, with NIM up 8 bps
—
7% average loan growth
—
Growth in NIM reflects the benefits of improved loan yields
given continued pricing and portfolio optimization initiatives and higher short-term rates
—
NIM benefits were partially offset by a reduction in investment portfolio yields, which included a reduction in Federal Reserve
Bank stock dividends, as well as increased borrowing costs
Net interest income
$s in millions,
except earning
assets
Average interest-earning assets
Average interest-earning assets
Net interest income
Net interest margin
$s in billions
3Q15
4Q15
1Q16
2Q16
3Q16
Retail loans
$51.6
$52.4
$53.2
$53.5
$54.3
Commercial loans
45.2
45.8
47.0
49.1
49.7
Investments and cash
(1)
25.8
25.7
25.5
26.0
27.1
Loans held for sale
0.5
0.3
0.4
0.8
0.5
Total interest-earning assets
$123.0
$124.2
$126.2
$129.5
$131.7
Loan yields
3.32%
3.34%
3.46%
3.48%
3.52%
Total cost of funds
0.41%
0.41%
0.40%
0.42%
0.44%
$123B
$124B
$126B
$129B
$132B
$856
$870
$904
$923
$945
3Q15
4Q15
1Q16
2Q16
3Q16
2.76%
2.77%
2.86%
2.84%
2.84%

2.84%
2.84%
0.03%
(0.01)%
(0.02)%
0.00%
2Q16 NIM%
Loan
yields
Investment
portfolio
yield
Deposit
costs
Borrowing
costs/other
3Q16 NIM%
2.76%
2.84%
0.16%
(0.05)%
(0.01)%
(0.02)%
3Q15 NIM%
Loan
yields
Investment
portfolio
yield
Deposit
costs
Borrowing
costs/other
3Q16 NIM%
Net interest margin

NIM walk 3Q15 to 3Q16
NIM walk 2Q16 to 3Q16

$368
$355
$353
3Q16
2Q16
3Q15
Service charges and fees
Card fees
Trust and inv services
FX & LC fees
Mortgage banking fees
Capital markets fee income
Securities gains (losses)
Adjusted other income
Noninterest income
Linked quarter:
Noninterest income increased $80 million, or 23%, driven by the
$72 million TDR gain recorded in other income
—
Adjusted noninterest income
(1)
increased $13 million, or 4%
Service charges and fees increased $2 million, driven by higher volume and an additional day in the quarter
Card fees improved, reflecting the benefit of seasonality
Mortgage banking fees increased $8 million, largely reflecting increased application and origination volumes  and improved
secondary mix as well as higher loan sale gains and spreads
Capital markets fees were in line with record 2Q16 levels with continued strong loan-syndications activity
FX & LC fees improved $2 million with continued momentum from expanded capabilities
No securities gains, down $4 million
Prior-year quarter:
Noninterest income increased $82 million, or 23% driven by notable items
—
Adjusted noninterest income
(1)
increased $15 million, or 4%
Service charges and fees increased $7 million, driven by
Treasury Services’ pricing initiative and consumer household growth
Card fees were down $8 million from 3Q15 levels that exclude the negative impact of the reclass of $8 million of card reward costs
Mortgage banking fees grew $15 million due to higher origination and application volume and an increase in loan sale gains and spreads
Capital markets fees increased $13 million, reflecting ongoing momentum as we continue to broaden our capabilities
Other income up $60 million from 3Q15 levels that included an
$8 million branch-sale gain, driven by the TDR Transaction
9
Highlights
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP
Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as applicable.
$s in millions
3Q16 change from
3Q16
2Q16
3Q15
2Q16
3Q15
$
%
$
%
Service charges and fees
152
$
150
$
145
$
2
$
1

%
7
$
5

%
Card fees
52

51

60

1

2

(8)

(13)

Trust & investment services fees
37

38

41

(1)

(3)

(4)

(10)

Mortgage banking fees
33

25

18

8

32

15

83

Capital markets fees
34

35

21

(1)

(3)

13

62

FX & LC fees
23

21

22

2

10

1

5

Securities gains, net
—

4

2

(4)

(100)

(2)

(100)

Other income
104

31

44

73

235

60

136

Reported noninterest income
435
$
355
$
353
$
80
$
23

%
82
$
23

%
Restructuring charges, special
items and/or notable items
(1)
67

—

—

67

NM
67

NM
Adjusted noninterest income
(1)
368
$
355
$
353
$
13
$
4

%
15
$
4

%
Note: Other income includes bank-owned life insurance and other income.

Noninterest expense

Highlights
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as
applicable.
(1)
(1)
(1)
(1)
$s in millions
Full-time equivalents (FTEs)
17,625
17,828
17,817
Linked quarter:
Noninterest expense increased $40 million, or 5%, including $36 million of notable items
—
Adjusted noninterest expense
(1)
increased $4 million, or 0.5%
Salaries and employee benefits expense was stable with 2Q16 levels and included $11 million of notable items; down 3% excluding these costs
(1)
—
FTEs down 203 as benefits from our TOP II and TOP III efficiency initiatives continued to help fund growth in revenue-producing areas such as Mortgage, Wealth and Home Equity
Outside services up $16 million from relatively low 2Q16 levels including $8 million of notable items, reflecting higher technology outsourcing expenses and costs related to consumer loan product growth
Amortization of software increased $5 million, including $3 million of notable items
Other expense increased $16 million, driven by $14 million of notable items as well as higher FDIC insurance expense
Prior-year quarter:
Noninterest expense increased $69 million, or 9%,
driven by $36
million of notable items
—
Up 4% excluding notable items
(1)
Salaries and employee benefits up $28 million, including $11 million of notable items
—
Adjusted salaries and benefits
(1)
up $17 million, largely related to
growth initiatives
—
FTEs down 192, reflecting our efficiency initiatives, which more than offset sales force hiring
Outside services increased $13 million, including $8 million of notable items
—
Underlying growth largely reflects higher volume related to
consumer loan product growth and vendor outsourcing
Amortization of software increased $11 million, including $3 million of notable items, reflecting continued investments in applications and infrastructure
Other expense increased $11 million, driven by $14 million of notable items as well as higher FDIC insurance and fraud costs, partially offset by the card reward accounting change impact
3Q16 change from
3Q16
2Q16
3Q15
2Q16
3Q15
$
%
$
%
Salaries and benefits
432
$
432
$
404
$
—
$
—
%
28
$
7
%
Occupancy
78
76
75
2
3
3
4
Equipment expense
65
64
62
1
2
3
5
Outside services
102
86
89
16
19
13
15
Amortization of software
46
41
35
5
12
11
31
Other expense
144
128
133
16
13
11
8
Reported noninterest expense
867
$
827
$
798
$
40
$
5
%
69
$
9
%
Adjusted salaries and benefits
(1)
421
$
432
$
404
$
(11)
$
(3)
%
17
$
4
%
Occupancy
78
76
75
2
3
3
4
Equipment expense
65
64
62
1
2
3
5
Adjusted outside services
(1)
94
86
89
8
9
5
6
Adjusted amortization of software
(1)
43
41
35
2
5
8
23
Adjusted other expense
(1)
130
128
133
2
2
(3)
(2)
Adjusted noninterest expense
(1)
831
$
827
$
798
$
4
$
—
%
33
$
4
%
$831
$827
$798
63%
65%
66%
3Q16
2Q16
3Q15
Adjusted all other
Occupancy & equipment
Adjusted salary and benefits
Adjusted efficiency ratio

Consolidated average balance sheet
Linked quarter:
Total earning assets up $2.2 billion, or 2%, with loan
growth of $1.4 billion, or 1%
—
Retail loans up $789 million, driven by growth in
Home Mortgage and Education Finance
—
Commercial loans up $570 million, driven by
strength in Commercial Real Estate,
Mid-corporate and Industry Verticals and
Franchise Finance
Total deposits increased $2.7 billion on strength in
Commercial money market and checking
with interest deposits
Borrowed funds decreased $659 million, as growth in
deposits reduced reliance on short-term borrowings
Prior-year quarter:
Total earning assets up $8.7 billion, or 7%
—
Commercial loans up 10%, driven by strength in
Mid-corporate and Industry Verticals,
Commercial Real Estate and Franchise Finance
—
Retail loans up 5%, driven by strength in
Education Finance and Home Mortgage, partially
offset by lower Home Equity balances
Total deposits up $5.7 billion, or 6%, reflecting
strength in low-cost core deposits
Borrowed funds increased $2.4 billion
—
Reflects growth in long-term senior debt and
long-term FHLB borrowings, which replaced
short-term borrowings, including short-term
FHLB borrowings and repos, as we continue to
strengthen our funding profile
11
Highlights
Note: Loan portfolio trends reflect non-core portfolio impact not included in segment results on pages 12 and 13.
1)
Low-cost core deposits include demand, checking with interest and regular savings.
$131.7 billion
Interest-earning assets
$121.0 billion
Deposits/borrowed funds
Total
Retail
41%
Total
Commercial
38%
CRE
Other
Commercial
Residential
mortgage
Total home
equity
Automobile
Other
Retail
Investments
and
interest-bearing
deposits
Retail /
Personal
Commercial/
Municipal/
Wholesale
Borrowed
funds
3Q16 change from
$s in billions
3Q16
2Q16
3Q15
2Q16
3Q15
$
%
$
%
Investments and interest bearing
deposits
27.1
$
26.0
$
25.8
$
1.1
$
4
%
1.3
$
5
%
Total commercial loans
49.7
49.1
45.2
0.6
1
4.5
10
Total retail loans
54.3
53.5
51.6
0.8
1
2.7
5
Total loans and leases
104.0
102.7
96.8
1.4
1
7.2
7
Loans held for sale
0.5
0.8
0.5
(0.3)
(33)
0.1
19
Total interest-earning assets
131.7
129.5
123.0
2.2
2
8.7
7
Total noninterest-earning assets
12.7
12.7
12.1
—
—
0.6
5
Total assets
144.4
$
142.2
$
135.1
$
2.2
$
2
9.3
$
7
Low-cost core deposits
(1)
56.2
55.2
51.7
1.0
2
4.5
9
Money market deposits
37.6
36.2
36.5
1.4
4
1.1
3
Term deposits
12.8
12.6
12.7
0.2
2
0.1
1
Total deposits
106.6
$
104.0
$
101.0
$
2.7
$
3
5.7
$
6
Total borrowed funds
14.4
15.0
12.0
(0.7)
(4)
2.4
20
Total liabilities
124.3
$
122.2
$
115.6
$
2.2
$
2
8.7
$
8
Total stockholders' equity
20.1
20.0
19.5
—
—
0.5
3
Total liabilities and equity
144.4
$
142.2
$
135.1
$
2.2
$
2
%
9.3
$
7
%
48%
40%
12%
8%
30%
11%
13%
11%
6%
21%

$11.6
$12.2
$12.7
$12.9
$13.6
$17.6
$17.2
$17.0
$16.6
$16.3
$13.8
$13.8
$13.8
$14.0
$14.1
$3.2
$3.7
$4.5
$5.1
$5.5
$3.0
$3.0
$3.0
$2.9
$2.9
$2.4
$2.6
$2.5
$2.5
$2.6
$51.6B
$52.5B
$53.5B
$54.0B
$55.0B
3Q15
4Q15
1Q16
2Q16
3Q16
Mortgage
Home Equity
Auto
Student
Business Banking
Other
Consumer Banking average loans and leases
12
1)
Other includes Credit Card, RV, Marine, Other.
$s in billions
Linked quarter:
Average loans increased $916  million, or 2%, largely
reflecting growth in higher yielding student and mortgage
loans
Consumer loan yields up 3 bps, reflecting the benefit of
continued improvement in mix towards student and other
retail
Prior-year quarter:
Average loans increased $3.4 billion, or 7%, driven by growth in student, mortgage, other unsecured retail and auto was
partially offset by a decrease in home equity outstandings
Consumer loan yields up 22 bps, reflecting initiatives to
improve risk-adjusted returns, along with higher interest rates
Highlights
Average loans and leases
(1)
Yields
3.69%
3.73%
3.84%
3.88%
3.91%

Yields
2.57%
2.57%
2.75%
2.80%
2.82%
$6.2
$6.5
$6.4
$6.9
$7.0
$3.0
$3.1
$3.5
$4.1
$4.2
$3.3
$3.5
$3.9
$4.2
$4.5
$12.0
$11.8
$11.9
$11.9
$12.0
$6.1
$6.1
$6.2
$6.1
$6.0
$8.2
$8.5
$8.7
$9.2
$9.5
$3.0
$3.0
$3.2
$3.5
$3.3
$41.8B
$42.5B
$43.8B
$45.9B
$46.5B
3Q15
4Q15
1Q16
2Q16
3Q16
Mid-corporate
Industry Verticals
Franchise Finance
Middle Market
Asset Finance
Commercial Real Estate
Other
Commercial Banking average loans and leases
Linked quarter:
Average loans up $618 million, or 1%, with growth in Mid-
corporate and Industry Verticals, Commercial Real Estate and
Franchise Finance
Loan yields improved 2 bps given higher short-term LIBOR rates
Prior-year quarter:
Average loans up $4.7 billion, or 11%, on strength in Mid-
corporate and Industry Verticals, Franchise Finance and
Commercial Real Estate
Loan yields increased 25 bps, reflecting improved mix and
higher rates
13
1)
Other includes Business Capital, Govt, Corporate Finance, Treasury Solutions, Corporate and Commercial Banking Admin.
Highlights
$s in billions
Average loans and leases
(1)

$44.6
$44.6
$44.6
$44.9
$46.4
$26.8
$27.5
$27.2
$27.5
$27.5
$16.9
$17.1
$18.0
$19.0
$20.0
$12.7
$12.2
$12.2
$12.6
$12.8
$2.9
$1.6
$0.9
$1.0
$0.9
$5.1
$5.0
$3.1
$3.7
$2.6
$4.1
$6.0
$9.9
$10.3
$10.9
$113.0B
$114.0B
$115.9B
$119.0B
$121.0B
3Q15
4Q15
1Q16
2Q16
3Q16
Money market & savings
DDA
Checking with interest
Term deposits
Total fed funds & repo
Short-term borrowed funds
Total long-term borrowings
Deposit cost of funds
0.25%
0.24%
0.24%
0.24%
0.27%
Total cost of funds
0.41%
0.41%
0.40%
0.42%
0.44%
Average funding and cost of funds
Linked quarter:
Total average deposits up $2.7 billion
Largely growth in Commercial money market and
checking with interest
Total deposit costs of 0.27% increased 3 bps, driven by
higher incremental Commercial  deposit growth and
rising short-term interest rates
Continued progress in repositioning liability structure to
align better with peers
Issued $350 million in five-year senior bank notes amid
strong demand, reflecting broadening market access
Prior-year quarter:
Total average deposits increased $5.7 billion, or 6%, on
strength across all deposit categories
Total deposit costs increased 2 bps, driven by higher
short-term rates, which was largely offset by continued
pricing discipline
Total borrowed funds cost increase reflects continued shift
away from short-term funding
14
Highlights
Average interest-bearing liabilities and DDA
$s in billions

$1,201
$1,216
$1,224
$1,246
$1,240
116%
115%
113%
119%
112%
3Q15
4Q15
1Q16
2Q16
3Q16
Allowance for loan and lease losses
NPL coverage ratio
$5
($3)
$9
$2
$19
$66
$73
$67
$56
$59
$4
$7
$7
$7
$5
$75
$77
$83
$65
$83
0.31%
0.31%
0.33%
0.25%
0.32%
3Q15
4Q15
1Q16
2Q16
3Q16
Commercial
Retail
SBO
Net c/o ratio
$75
$77
$83
$65
$83
$76
$91
$91
$90
$86
$1.0B
$1.1B
$1.1B
$1.0B
$1.1B
3Q15
4Q15
1Q16
2Q16
3Q16
Net charge-offs
Provision for credit losses
1.23%
1.23%
1.21%
1.20%
1.18%
Allowance to loan coverage ratio
Overall credit quality remained broadly stable despite growth in commercial charge-
offs and NPLs largely tied to energy and commodity-based credits
Net charge-offs of $83 million, or 0.32% of average loans and leases, increased
$18 million from 2Q16
Commercial net charge-offs of $19 million increased $17 million from 2Q16, driven by a $16 million increase tied to the energy sector
Retail net charge-offs of $64 million remained relatively stable despite a
$9 million increase in auto largely reflecting seasonality
NPLs to total loans and leases of 1.05% compared with 1.01% in 2Q16 and 1.06% in 3Q15
NPLs increased $63 million, driven by a $49 million increase in commercial related to energy and commodity- based credits. Retail NPLs were up $14 million, including a $9 million increase in auto tied to a refinement of our return-to-accrual program methodology
Provision for credit losses of $86 million decreased $4 million, as continued improvement in underlying credit quality offset reserves tied to loan growth
Allowance to total loans and leases of 1.18% compares with 1.20% in 2Q16 and
1.23% in 3Q15
Strong credit-quality trends continue
15
Highlights
1)
Allowance for loan and lease losses to nonperforming loans and leases.
$s in millions
Net charge-offs (recoveries)
NPLs to loans
and leases
NPLs
(1)
1.06%
1.07%
1.07%
1.01%
1.05%
Provision for credit losses, charge-offs, NPLs
Allowance for loan and lease losses

as of
$s in billions (period-end)
3Q15
4Q15
1Q16
2Q16
3Q16
Basel III transitional basis
(1,2)
Common equity tier 1 capital
13.2
$
13.4
$
13.6
$
13.8
$
13.8
$
Risk-weighted assets
112.3
$
114.1
$
116.6
$
119.5
$
121.6
$
Common equity tier 1 ratio
11.8%
11.7%
11.6%
11.5%
11.3%
Total capital ratio
15.4%
15.3%
15.1%
14.9%
14.2%
Basel III fully phased-in
(1,3)
Common equity tier 1 ratio
11.7%
11.7%
11.6%
11.5%
11.3%
15.4%
15.3%
15.1%
14.9%
14.2%
11.8%
11.7%
11.6%
11.5%
11.3%
3Q15
4Q15
1Q16
2Q16
3Q16
Total capital ratio
Common equity tier 1 ratio
96%
97%
99%
98%
98%
3Q15
4Q15
1Q16
2Q16
3Q16
Capital and liquidity remain strong
16
Highlights
1)
Current-reporting period regulatory capital ratios are preliminary.
2)
Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019. Ratios also reflect the required U.S. Standardized methodology for calculating RWAs, effective January 1, 2015.
3)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-
GAAP Financial Measures and their reconciliation to GAAP financial measures.
4)
Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, CFG’s minimal LCR requirement of 90% began
January 2016.
5)
Period end includes held for sale.
Capital levels remain above regional peers
3Q16 Basel III common equity tier 1 ratio (transitional
basis) down approximately 20 basis points from 2Q16
Net income: ~25 bps increase
RWA growth: ~19 bps decrease
Dividends, buybacks and other: ~26 bps decrease
LDR of 98% stable with 2Q16
Fully
compliant
with
LCR
requirement
(4)
Issued $350 million in senior unsecured holding company
notes and repurchased $500 million subordinated notes
from RBS
2016 CCAR plan reflects continued commitment towards
prudent return of capital with $690 million in
share repurchases
Repurchased $250 million, or 11.1 million common
shares, during the quarter at an average price of
$22.60
Loan-to-deposit ratio
(5)
Capital ratio trend
(1,2)
(1,2)

Summary of progress on strategic initiatives
1) Thomson Reuters LPC, 2Q16 data as of 9/30/16 based on number of deals for Overall Middle Market (defined as Borrower Revenues
<$500MM and Deal Size <$500MM).
1) Thomson Reuters LPC, 2Q16 data as of 9/30/16 based on number of deals for Overall Middle Market (defined as Borrower Revenues
<$500MM and Deal Size <$500MM).
17
Initiative
3Q16
Status
Commentary
Reenergize household growth
Retail checking and primary HHs both up QoQ. Deposits up 2% vs. prior year quarter and services charges up 3%.
Continued expansion of Citizens Check-up to help deliver needs-based solutions to our customers.
Expand mortgage sales force
Application and origination volumes up 44% and 40% YoY. Operations continue to improve.  Conforming mix up
QoQ.
Operational
enhancements
have
strengthened
our
ability
to
grow
LOs
–
up
a
record
47
QoQ
to
495.
Optimize Auto
Selectively
raising
price
to
moderate
origination
volumes;
origination
spread
up
46
bps
YoY.
Removed
the
lowest-
performing ~10% of dealer network as we continue to optimize returns in the business.
Grow Student/Installment Credit
Sustained momentum in Student with total loan balances up 71% from 3Q15 driven by continued steady growth with ERL and iPhone upgrade program (iUp).
Expand Business Banking
Increasing focus on deposits, cash management, and other fee income streams, with deposits up 5% and deposit fees up 5% compared to 3Q15. Re-aligned salesforce to capture additional market opportunity.
Expand Wealth sales force
Financial
consultants
up
14%
YoY
to
350.
Total
investment
sales
volume
increased
YoY
and
QoQ
driven
by
increase in fee-based sales; however, revenue growth impacted by mix shift.
Build out Mid-Corp & verticals
Overall loan growth of over 20% YoY, driven by Healthcare and Technology verticals. Mid-Corp & verticals fee income is up $5 million YoY as
of Sep
YTD, driven by a 15% increase in cash management and a 12% increase in loan fees.
Continue development of Capital
and Global Markets activities
Fee
income
up
44%
YoY,
with
strong
growth
from
debt
syndications
and
bond
transactions, up
$10
million
and
$4
million,
respectively,
YoY.
Middle
Market
bookrunner
rank
improved
YoY
from
#
8
to
#5
(1)
.
Build out Treasury Solutions
Fees
up
10%
vs.
3Q15
led
by
strength
in
cash
management,
commercial
card
(traditional
and
ePayables),
trade
services
and
merchant
services.
Strategy
is
focused
on
enhancing
our
offering
and
value
proposition.
Grow Franchise Finance
Franchise lending continues to exhibit strong growth with balances up 23% YoY and 8% QoQ.  Particularly strong quarterly growth in General Restaurant segment of 13%.  Added 13 new clients in 3Q.
Expand Middle Market
Loan
balances
relatively
flat
QoQ,
yet
origination
volumes
up
QoQ
and
YoY.
Deposits
up
over
$600
million,
or
9%,
and
fee
income
up
25%
versus
prior
year
quarter
driven
by
initiatives
to
deepen
relationships
with
customers.
Grow CRE
Continue
to
deepen
client
penetration
with
top
developers
in
core
geographies,
while
moderating
growth
in a
number of select areas. CRE loans up 16% YoY to $9.5 billion.
Reposition Asset Finance
Continue to re-position business
as a product post RBS separation into core Commercial segments for enhanced client
acquisition,
spread,
and
fee
income
opportunities.
As
part
of
re-positioning,
transferred
$1.2
billion
in
non-
core large RBS aircraft exposures to runoff portfolio.
Balance Sheet Optimization
Continued
strong
execution
of
balance
sheet
strategies
delivered
stable
NIM,
as
increased
pricing
and
shift
to
higher returning portfolios were partially offset by slightly higher deposit costs.
Top II
TOP II Program remains on target and is tracking to deliver $95-$100 million of P&L benefit in 2016.
Top III
TOP III Program underway and on track to meet end of 2017 run-rate benefit of $90-$110 million.

TOP II Program
TOP II Program
TOP III Program
TOP III Program
Revenue initiatives
Target ~$50-$65 million
Citizens Checkup: Launched with over 175k customer
appointments kept to-date; customer satisfaction has been
positive with 78% very to completely satisfied
Consumer Retention: Initiative underway and showing strength in deposit retention; successful platinum launch driving retention with the Mass Affluent customer segment
Middle Market Share of Wallet: Opportunity pipeline remains
~2X larger than historical levels
(1)
leading to stronger capital
markets penetration
Commercial Pricing: Re-priced 12,000 cash management
accounts; improved loan pricing discipline and increased lending revenue by 12% and improved IRP spreads
(2)
Revenue initiatives
Target ~$50-$65 million
Citizens Checkup: Launched with over 175k customer
appointments kept to-date; customer satisfaction has been
positive with 78% very to completely satisfied
Consumer Retention: Initiative underway and showing strength in deposit retention; successful platinum launch driving retention with the Mass Affluent customer segment
Middle Market Share of Wallet: Opportunity pipeline remains
~2X larger than historical levels
(1)
leading to stronger capital
markets penetration
Commercial Pricing: Re-priced 12,000 cash management
accounts; improved loan pricing discipline and increased lending revenue by 12% and improved IRP spreads
(2)
Expense initiatives
Target ~$40-$50 million
Operations Transformation: Streamlining of organization
complete; focused on next wave of opportunities
Supply Chain Services: 2016 run-rate savings achieved driven by reduction in external resources and tightening of internal travel and office supplies policies
Expense initiatives
Target ~$40-$50 million
Operations Transformation: Streamlining of organization
complete; focused on next wave of opportunities
Supply Chain Services: 2016 run-rate savings achieved driven by reduction in external resources and tightening of internal travel and office supplies policies
Revenue initiatives
Target ~$22-$30 million
Commercial Attrition: Predicative tool in now in the hands of our RMs that identifies at risk clients and allows them to
proactively develop retention plans for those clients
Unsecured Lending: Initiative launched with good initial
customer responses; early read on performance is positive
Business Banking Share of Wallet:
Realignment of sale force
complete; executing on plans to deepen relationships
Revenue initiatives
Target ~$22-$30 million
Commercial Attrition: Predicative tool in now in the hands of our RMs that identifies at risk clients and allows them to
proactively develop retention plans for those clients
Unsecured Lending: Initiative launched with good initial
customer responses; early read on performance is positive
Business Banking Share of Wallet:
Realignment of sale force
complete; executing on plans to deepen relationships
Expense initiatives
Target ~$51-$60 million
Consumer Efficiencies: First phase of streamlining non-revenue staff is complete; focus on branch optimization and efficiencies in the mortgage business
Commercial Efficiencies: Streamlining end-to-end processing
and portfolio management; actions are largely complete
Functional Efficiencies: Good progress on reengineering
processes; streamlining forecasting and reporting in finance and recruiting and training in HR
Fraud:
Project underway; initial focus on improving algorithms
and enhancing chargeback processes
Expense initiatives
Target ~$51-$60 million
Consumer Efficiencies: First phase of streamlining non-revenue staff is complete; focus on branch optimization and efficiencies in the mortgage business
Commercial Efficiencies: Streamlining end-to-end processing
and portfolio management; actions are largely complete
Functional Efficiencies: Good progress on reengineering
processes; streamlining forecasting and reporting in finance and recruiting and training in HR
Fraud:
Project underway; initial focus on improving algorithms
and enhancing chargeback processes
Tax efficiencies
Target ~$17-$20 million
(3)
Tax-Rate Optimization: Aligning tax rate to peer levels
beginning to see benefit in 3Q16; seeing strength in investment and historic tax credits
Tax efficiencies
Target ~$17-$20 million
(3)
Tax-Rate Optimization: Aligning tax rate to peer levels
beginning to see benefit in 3Q16; seeing strength in investment and historic tax credits
Launched mid 2015 —
On track to deliver
$95-$100 million annual pre-tax benefit by end of 2016
Launched mid 2016 —
Targeted run-rate
benefit of $90-$110 million by end of 2017
18
Tapping Our Potential (TOP) programs remain on track
Self funding necessary investments through our efficiency initiatives
1)
Represents opportunities per product specialist as of April 2016 vs. March 2015.
2)
Improved lending revenue and IRP (interest-rate product s) pricing on In-scope deals  which exclude syndicated transactions and select franchise finance customers.
3)
$17-$20 million pre-tax benefit; Noninterest income impact ($20) to ($25) million; tax expense benefit of $30 to $40 million.

4Q16 outlook
(1)

Net interest income,
net interest margin
Noninterest expense
Credit trends,
tax rate
~1.5-2.0% loan growth
Net interest margin relatively stable
Modest increase
Committed to YoY operating leverage goals
Broad credit trends remain favorable
Provision expense up modestly
Tax rate of ~31.5%
4Q16 expectations vs. 3Q16 Adjusted
(1)
Capital, liquidity and
funding
Quarter-end Basel III common equity tier 1 ratio ~11.2%
Loan-to-deposit ratio of ~99%
Noninterest
income
Relatively stable
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-
GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as applicable.

Key messages

Citizens once again delivered strong results in 3Q16
Financial results continue to improve and meet expectations. Strong EPS growth, robust operating leverage, improving efficiency ratio, active capital management
Adjusted
ROTCE
of
8%
up
from
4.3%
three
years
ago
in
3Q13.
3.7%
improvement
with
no
rate
benefit
(1)
Delivering against strategic initiatives with strong growth in Capital Markets and improving results in
Mortgage Banking
Continued execution on balance sheet optimization strategies providing underlying strength and momentum
NIM performing well in challenging environment
Prudent loan growth, TDR sale completed, RBS-linked aircraft leases to runoff
Tangible book value per share continues to grow; $26.20 at quarter end, up 2% from 2Q16
Will continue to stay focused on execution of turnaround plan
Well positioned as we enter 4Q16
Key to financial results is to grow the balance sheet smartly with continued focus on building out fee businesses and delivering positive operating leverage
Capital and credit position remain strong
Peer leading CET1 ratio permits both strong loan growth and returns to shareholders
Commenced open market share repurchase program; previous repurchases from RBS
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-
GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as applicable.

Appendix 21

Linked-quarter results

Period-end loans
$s in billions
(2)
2%
2%
14%
7%
Net income and EPS
$s in millions, except per share data
Equity return metrics
Period-end deposits
$s in billions
(1)
GAAP results
Adjusted results
(1)
Return on average total assets
Adjusted return on average
total tangible assets
(1)
Return on average tangible common equity
Adjusted return on average
tangible common equity
EPS
22%
EPS
13%
13 bps
8 bps
128 bps
72 bps
Asset return metrics
$0.46
$0.46
$0.56
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as
applicable.
2)
Excludes loans held for sale.
Pre-provision profit
$s in millions
(1)
GAAP results
Adjusted results
(1)
$451
$513
$451
$482
2Q16
3Q16
$103.6
$105.5
2Q16
3Q16
0.69%
0.82%
0.72%
0.80%
2Q16
3Q16
$106.3
$108.3
2Q16
3Q16
7.3%
8.6%
7.3%
8.0%
2Q16
3Q16
$243
$297
$243
$278
2Q16
3Q16
$0.52

Quarter-over-quarter results

Pre-provision profit
$s in millions
Asset return metrics
Net income and EPS
$s in millions, except per share data
Equity return metrics
25%
Period-end loans
$s in billions
Period-end deposits
$s in billions
(2)
(1)
8%
6%
17%
GAAP results
Adjusted results
(1)
GAAP results
Adjusted results
$0.40
$0.40
$0.56
$0.52
(1)
Return on average total assets
Adjusted return on average
total tangible assets
EPS
40%
EPS
30%
17 bps
12 bps
198 bps
142 bps
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as
applicable.
2)
Excludes loans held for sale.
(1)
Return on average tangible common equity
Adjusted return on average
tangible common equity
(1)
$411
$513
$411
$482
3Q15
3Q16
$97.4
$105.5
3Q15
3Q16
0.65%
0.82%
0.68%
0.80%
3Q15
3Q16
$220
$297
$220
$278
3Q15
3Q16
$101.9
$108.3
3Q15
3Q16
6.6%
8.6%
6.6%
8.0%
3Q15
3Q16

Consumer Banking segment

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures. Adjusted results exclude restructuring charges, special items and/or notable items as applicable.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
Linked quarter:
Net income up $2 million, or 2%
Net interest income up $19 million, or 3%, led by higher
mortgage and student balances  and improved loan yields.
Average loans up 2% with deposits largely stable
Noninterest income increased $10 million, or 5%, driven by
$8 million in higher mortgage banking fees and an increase in service charges and fees
—
Mortgage banking fees reflect the benefit of higher
application and origination volumes with improved
secondary mix and increased loan sales and spreads
Noninterest expense increased $18 million, or 3%, as a
decrease in salaries and benefits was more than offset by
higher outside services expense and $7 million of home equity systems and operational costs as well as higher fraud losses and other operational costs
Provision for credit losses up $8 million from lower 2Q16 levels
Prior-year quarter:
Net income up $24 million, or 35%
Net interest income up $65 million, driven by an increase in student, mortgage, consumer unsecured and auto loans as well as improved loan and deposit spreads
Average loans up $3.5 billion and average deposits
up $1.6 billion
Noninterest expense increased $27 million, or 4%, driven by
continued investments to drive growth
Provision for credit losses decreased $7 million, reflecting a reduction in net charge-offs in home equity
3Q16 change from
$s in millions
3Q16
2Q16
3Q15
2Q16
3Q15
$
%
$
%
Net interest income
621
$
602
$
556
$
19
$
3

%
65
$
12

%
Noninterest income
229

219

235

10

5

(6)

(3)

Total revenue
850

821

791

29

4

59

7

Noninterest expense
650

632

623

18

3

27

4

Pre-provision profit
200

189

168

11

6

32

19

Provision for credit losses
57

49

64

8

16

(7)

(11)

Income before income tax
expense
143

140

104

3

2

39

38

Income tax expense
51

50

36

1

2

15

42

Net income
92
$
90
$
68
$
2
$
2

%
24
$
35

%
Average balances
$s in billions
Total loans and leases
(2)
55.4
$
54.4
$
51.9
$
1.0
$
2

%
3.5
$
7

%
Total deposits
72.1
$
71.9
$
70.5
$
0.3
$
—

%
1.6
$
2

%
Mortgage Banking metrics
Originations
2,187
$
1,964
$
1,561
$
223
$
11

%
626
$
40

%
Origination Pipeline
2,835

2,528

2,152

307

12

%
683

32

%
Gain on sale of secondary
originations
2.77%
2.42%
1.80%
35

bps
97

bps
Key performance metrics
ROTCE
(1,3)
7.0%
7.1%
5.7%
(5)

bps
137

bps
Efficiency ratio
(1)
76%
77%
79%
(52)

bps
(226)

bps

Commercial Banking segment

1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures.
Adjusted results exclude restructuring charges, special items and/or notable items as applicable.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
Linked quarter:
Commercial Banking net income remained relatively stable
Total revenue increased 3% with solid improvement in net interest income largely related to loan and deposit growth and the benefit of an increase in LIBOR
Average loans up $538 million; deposits up $2.7 billion
—
Loan growth driven by strength in Franchise Finance,
Commercial Real Estate and Mid-corporate and
Industry Verticals
Noninterest income remained relatively stable, as modest growth in service charges and fees, interest-rate products and foreign exchange fees was offset by a slight decrease in capital markets fees from record second quarter levels and lower leasing income
Noninterest expense decreased $5 million, reflecting seasonally lower salaries and benefits and the impact of efficiency initiatives and lower regulatory costs, partially offset by higher FDIC
insurance expense
Provision for credit losses increased $20 million, driven by higher net charge-offs in the energy portfolio
Prior-year quarter:
Net income increased $17 million, or 12%
Net interest income was up $28 million, reflecting a $4.6 billion increase in average loans and leases, improved deposit spreads and a $3.2 billion increase in average deposits
Noninterest income increased $23 million, reflecting strength in capital markets, service charges and fees, (including the benefit of
Treasury Solutions’ pricing initiatives) and interest rate products
Noninterest expense increased $6 million, as increased salaries and employee benefits, FDIC insurance expense and amortization of software were partially offset by lower outside services costs.
Provision for credit losses increased $16 million on losses in the energy portfolio
3Q16 change from
$s in millions
3Q16
2Q16
3Q15
2Q16
3Q15
$
%
$
%
Net interest income
327
$
314
$
299
$
13
$
4
%
28
$
9
%
Noninterest income
123
122
100
1
1
23
23
Total revenue
450
436
399
14
3
51
13
Noninterest expense
181
186
175
(5)
(3)
6
3
Pre-provision profit
269
250
224
19
8
45
20
Provision for credit losses
19
(1)
3
20
NM
16
NM
Income before income tax
expense
250
251
221
(1)
—
29
13
Income tax expense
88
87
76
1
1
12
16
Net income
162
$
164
$
145
$
(2)
$
(1)
%
17
$
12
%
Average balances
$s in billions
Total loans and leases
(2)
46.6
$
46.1
$
42.0
$
0.5
$
1
%
4.6
$
11
%
Total deposits
27.8
$
25.1
$
24.6
$
2.7
$
11
%
3.2
$
13
%
Key performance metrics
ROTCE
(1,3)
12.5%
13.0%
12.2%
(54)
bps
26
bps
Efficiency ratio
(1)
40%
43%
44%
(267)
bps
(354)
bps

Other

Linked quarter:
Other recorded net income of $43 million compared to a net loss of $11 million. The increase was largely driven by the net impact of notable items
(1)
of $15 million and a $32 million reduction in
provision for credit losses
Net interest income of negative $3 million decreased $10 million from second quarter 2016, largely reflecting higher borrowing costs related to term-debt issuance and lower residual funds transfer pricing
Noninterest income of $83 million increased $69 million from second quarter 2016, largely reflecting the TDR Transaction gain
Noninterest expense increased $27 million, driven by the impact of notable items
(1)
Provision for credit losses of $10 million decreased $32 million from second quarter 2016, which reflects a $3 million reserve build compared with a $25 million reserve build in second quarter
2016
—
Provision expense also reflects continued reduction in
non-core charge-offs
Prior-year quarter:
Other net income in third quarter 2016 increased $36 million from third quarter 2015, driven by the net impact of notable items
(1)
and income tax benefit
Net interest income decreased $4 million
Noninterest income increased $65 million
Noninterest expense up $36 million from 3Q15, driven by the
impact of notable items
(1)
Provision for credit losses up $1 million
Highlights
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this release for an explanation of our use of these metrics and Non-GAAP Financial Measures and their reconciliation to GAAP financial measures.
Adjusted results exclude restructuring charges, special items and/or notable items as applicable.
3Q16 change from
$s in millions
3Q16
2Q16
3Q15
2Q16
3Q15
$
%
$
%
Net interest income
(3)
$
7
$
1
$
(10)
$
(143)
%
(4)
$
NM
%
Noninterest income
83
14
18
69
NM
65
NM
Total revenue
80
21
19
59
NM
61
NM
Noninterest expense
36
9
—
27
NM
36
100
Pre-provision profit (loss)
44
12
19
32
NM
25
132
Provision for credit losses
10
42
9
(32)
(76)
1
11
Income (loss) before income
tax expense (benefit)
34
(30)
10
64
NM
24
NM
Income tax expense (benefit)
(9)
(19)
3
10
53
(12)
NM
Net income (loss)
43
$
(11)
$
7
$
54
$
NM
%
36
$
NM
%
Average balances
$s in billions
Total loans and leases
2.6
$
3.1
$
3.4
$
(0.5)
$
(15)
%
(0.8)
$
(23)
%
Total deposits
6.7
$
7.0
$
5.9
$
(0.3)
$
(5)
%
0.8
$
14
%

$s in millions
Total
O/S
Utilized
%
Criticized
%
Nonaccrual
status
Less price-sensitive total
743
$
62%
2%
-
$
Upstream
272
72%
Oilfield Services
336
74%
Reserve-based lending (RBL)
410
64%
More price-sensitive total
1,019
69%
57%
193
Total Oil & Gas
1,762
$
66%
34%
193
$
Total Oil & Gas ex. Aircraft
1,432
$
61%
42%
193
$
B-
and
lower
Oil & Gas portfolio overview
27
Highlights
Total loans outstanding
Oil & Gas
All other loans
BBB+ to BBB-
BB+ to BB-
B+ to
B
23% investment grade
~$1.0 billion
more sensitive
to declining oil
prices
Midstream
Integrated
Downstream
Reserve-based
lending (RBL)
Upstream,
Non-RBL
Oil Field
Services
Oil & Gas portfolio
by Sub-sector
Oil & Gas portfolio
by Investment grade-equivalent risk rating
3Q16 Oil & Gas outstandings
(1)
Well-diversified portfolio with ~100 clients
Includes $330 million of corporate aircraft leases arising from
Asset Finance
Nonperforming loans down $3 million largely due to pay downs on RBL portfolio
Existing RBL commitments declined by 2% due to 3Q16
borrowing base redeterminations and restructuring activity; a new credit extension of ~$50 million partially offset
these reductions
Oil and gas portfolio loan loss reserves of $63 million as of
9/30/16
—
Reserves to total loans of more price-sensitive portfolios
now at 7.1%
(3)
, up from 6.3% in 1Q16
1)
Includes Downstream, Integrated and Midstream sub-categories.
2)
Portfolio balances, risk rating and industry sector stratifications as of September 30, 2016.
3)
Reserves/(More price-sensitive Oil & Gas portfolio outstandings -
leases secured by aircraft ($131 million)).
23%
31%
17%
28%
24%
19%
15%
6%
8%
28%
98.3%
1.7%
(2)
(2)
(2)

Key performance metrics, Non-GAAP Financial Measures and reconciliations

(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
3Q16
2Q16
1Q16
4Q15
3Q15
2016
2015
$
%
$
%
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$435
$355
$330
$362
$353
$80
23
%
$82
23
%
$1,120
$1,060
$60
6
%
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
67
—
—
—
—
67
100
67
100
67
—
67
100
Noninterest income, adjusted (non-GAAP)
$368
$355
$330
$362
$353
$13
4
%
$15
4
%
$1,053
$1,060
($7)
(1%)
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,380
$1,278
$1,234
$1,232
$1,209
$102
8
%
$171
14
%
$3,892
$3,592
$300
8
%
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
67
—
—
—
—
67
100
67
100
67
—
67
100
Total revenue, adjusted (non-GAAP)
B
$1,313
$1,278
$1,234
$1,232
$1,209
$35
3
%
$104
9
%
$3,825
$3,592
$233
6
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$867
$827
$811
$810
$798
$40
5
%
$69
9
%
$2,505
$2,449
$56
2
%
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
50
(50)
(100)
Less: Notable items
36
—
—
—
—
36
100
36
100
36
—
36
100
Noninterest expense, adjusted (non-GAAP)
D
$831
$827
$811
$810
$798
$4
—%
$33
4
%
$2,469
$2,399
$70
3
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
$1,313
$1,278
$1,234
$1,232
$1,209
$35
3
%
$104
9
%
$3,825
$3,592
$233
6
%
Less: Noninterest expense, adjusted (non-GAAP)
831
827
811
810
798
4
—
33
4
2,469
2,399
70
3
Pre-provision profit, adjusted (non-GAAP)
$482
$451
$423
$422
$411
$31
7
%
$71
17
%
$1,356
$1,193
$163
14
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
$427
$361
$332
$331
$335
$66
18
%
$92
27
%
$1,120
$932
$188
20
%
Less: Income before income tax expense (benefit) related to restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
(50)
50
100
Less: Income before income tax expense (benefit) related to notable items
31
—
—
—
—
31
100
31
100
31
—
31
100
Income before income tax expense, adjusted (non-GAAP)
$396
$361
$332
$331
$335
$35
10
%
$61
18
%
$1,089
$982
$107
11
%
Income tax expense, adjusted:
Income tax expense (GAAP)
$130
$118
$109
$110
$115
$12
10
%
$15
13
%
$357
$313
$44
14
%
Less: Income tax expense (benefit) related to restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
(19)
19
100
Less: Income tax expense (benefit) related to notable items
12
—
—
—
—
12
100
12
100
12
—
12
100
Income tax expense, adjusted (non-GAAP)
$118
$118
$109
$110
$115
$—
—%
$3
3
%
$345
$332
$13
4
%
Net income, adjusted:
Net income (GAAP)
E
$297
$243
$223
$221
$220
$54
22
%
$77
35
%
$763
$619
$144
23
%
Add: Restructuring charges and special items, net of income tax expense
(benefit)
—
—
—
—
—
—
—
—
—
—
31
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
—
—
—
(19)
100
(19)
100
(19)
—
(19)
100
Net income, adjusted (non-GAAP)
F
$278
$243
$223
$221
$220
$35
14
%
$58
26
%
$744
$650
$94
14
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
G
$290
$243
$216
$221
$213
$47
19
%
$77
36
%
$749
$612
$137
22
%
Add: Restructuring charges and special items, net of income tax expense
(benefit)
—
—
—
—
—
—
—
—
—
—
31
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
—
—
—
(19)
100
(19)
100
(19)
—
(19)
100
Net income available to common stockholders, adjusted (non-GAAP)
H
$271
$243
$216
$221
$213
$28
12
%
$58
27
%
$730
$643
$87
14
%
QUARTERLY TRENDS
FOR THE NINE MONTHS ENDED SEPT 30,
3Q16 Change
2016 Change
2Q16
3Q15
2015

Key performance metrics, Non-GAAP Financial Measures and reconciliations

(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
3Q16
2Q16
1Q16
4Q15
3Q15
2016
2015
$/bps
%
$/bps
%
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$1,380
$1,278
$1,234
$1,232
$1,209
$102
7.98
%
$171
14.14
%
$3,892
$3,592
$300
8.35
%
Less: Noninterest expense (GAAP)
C
867
827
811
810
798
40
4.84
69
8.65
2,505
2,449
56
2.29
Operating leverage
3.14
%
5.49
%
6.06
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,313
$1,278
$1,234
$1,232
$1,209
$35
2.74
%
$104
8.60
%
$3,825
$3,592
$233
6.49
%
Less: Noninterest expense, adjusted (non-GAAP)
D
831
827
811
810
798
4
0.48
33
4.14
2,469
2,399
70
2.92
Operating leverage, adjusted (non-GAAP)
2.26
%
4.46
%
3.57
%
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
I
$19,810
$19,768
$19,567
$19,359
$19,261
$42
—%
$549
3
%
$19,715
$19,352
$363
2
%
Return on average common equity
G/I
5.82
%
4.94
%
4.45
%
4.51
%
4.40
%
88
bps
142
bps
5.08
%
4.23
%
85
bps
Return on average common equity, adjusted (non-GAAP)
H/I
5.44
4.94
4.45
4.51
4.40
50
bps
104
bps
4.95
4.45
50
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
I
$19,810
$19,768
$19,567
$19,359
$19,261
$42
—%
$549
3
%
$19,715
$19,352
$363
2
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
1
2
3
3
4
(1)
(50)
(3)
(75)
2
5
(3)
(60)
Add: Average deferred tax liabilities related to goodwill (GAAP)
509
496
481
468
453
13
3
56
12
495
438
57
13
Average tangible common equity
J
$13,442
$13,386
$13,169
$12,948
$12,834
$56
—%
$608
5
%
$13,332
$12,909
$423
3
%
Return on average tangible common equity
G/J
8.58
%
7.30
%
6.61
%
6.75
%
6.60
%
128
bps
198
bps
7.51
%
6.34
%
117
bps
Return on average tangible common equity, adjusted (non-GAAP)
H/J
8.02
7.30
6.61
6.75
6.60
72
bps
142
bps
7.32
6.67
65
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
K
$144,399
$142,179
$138,780
$136,298
$135,103
$2,220
2
%
$9,296
7
%
$141,795
$134,655
$7,140
5
%
Return on average total assets
E/K
0.82
%
0.69
%
0.65
%
0.64
%
0.65
%
13
bps
17
bps
0.72
%
0.62
%
10
bps
Return on average total assets, adjusted (non-GAAP)
F/K
0.77
0.69
0.65
0.64
0.65
8
bps
12
bps
0.70
0.65
5
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$144,399
$142,179
$138,780
$136,298
$135,103
$2,220
2
%
$9,296
7
%
$141,795
$134,655
$7,140
5
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
1
2
3
3
4
(1)
(50)
(3)
(75)
2
5
(3)
(60)
Add: Average deferred tax liabilities related to goodwill (GAAP)
509
496
481
468
453
13
3
56
12
495
438
57
13
Average tangible assets
L
$138,031
$135,797
$132,382
$129,887
$128,676
$2,234
2
%
$9,355
7
%
$135,412
$128,212
$7,200
6
%
Return on average total tangible assets
E/L
0.86
%
0.72
%
0.68
%
0.67
%
0.68
%
14
bps
18
bps
0.75
%
0.65
%
10
bps
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.80
0.72
0.68
0.67
0.68
8
bps
12
bps
0.73
0.68
5
bps
2Q16
3Q15
2015
QUARTERLY TRENDS
FOR THE NINE MONTHS ENDED SEPT 30,
3Q16 Change
2016 Change

Key performance metrics, Non-GAAP Financial Measures and reconciliations

1)
Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US
Standardized methodology for calculating RWAs, effective January 1, 2015.
(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
3Q16
2Q16
1Q16
4Q15
3Q15
2016
2015
$/bps
%
$/bps
%
$/bps
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
62.88
%
64.71
%
65.66
%
65.76
%
66.02
%
(183)
bps
(314)
bps
64.36
%
68.17
%
(381)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
63.31
64.71
65.66
65.76
66.02
(140)
bps
(271)
bps
64.54
66.78
(224)
bps
Tangible book value per common share:
Common shares -
at end of period (GAAP)
M
518,148,345
529,094,976
528,933,727
527,774,428
527,636,510
(10,946,631)
(2%)
(9,488,165)
(2%)
518,148,345
527,636,510
(9,488,165)
(2%)
Common stockholders' equity (GAAP)
$19,934
$19,979
$19,718
$19,399
$19,353
($45)
—
$581
3
$19,934
$19,353
$581
3
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
6,876
6,876
—
—
Less: Other intangible assets (GAAP)
1
2
3
3
3
(1)
(50)
(2)
(67)
1
3
(2)
(67)
Add: Deferred tax liabilities related to goodwill (GAAP)
519
507
494
480
465
12
2
54
12
519
465
54
12
Tangible common equity
N
$13,576
$13,608
$13,333
$13,000
$12,939
($32)
—%
$637
5
%
$13,576
$12,939
$637
5
%
Tangible book value per common share
N/M
$26.20
$25.72
$25.21
$24.63
$24.52
$0.48
2
%
$1.68
7
%
$26.20
$24.52
$1.68
7
%
Net income per average common share -
basic and diluted, adjusted:
Average common shares outstanding -
basic (GAAP)
O
519,458,976
528,968,330
528,070,648
527,648,630
530,985,255
(9,509,354)
(2%)
(11,526,279)
(2%)
525,477,273
538,279,222
(12,801,949)
(2%)
Average common shares outstanding -
diluted (GAAP)
P
521,122,466
530,365,203
530,446,188
530,275,673
533,398,158
(9,242,737)
(2)
(12,275,692)
(2)
527,261,384
540,926,361
(13,664,977)
(3)
Net income available to common stockholders (GAAP)
G
$290
$243
$216
$221
$213
$47
19
$77
36
$749
$612
$137
22
Net income per average common share -
basic (GAAP)
G/O
0.56
0.46
0.41
0.42
0.40
0.10
22
0.16
40
1.43
1.14
0.29
25
Net income per average common share -
diluted (GAAP)
G/P
0.56
0.46
0.41
0.42
0.40
0.10
22
0.16
40
1.42
1.13
0.29
26
Net income available to common stockholders, adjusted (non-GAAP)
H
271
243
216
221
213
28
12
58
27
730
643
87
14
Net income per average common share -
basic, adjusted (non-GAAP)
H/O
0.52
0.46
0.41
0.42
0.40
0.06
13
0.12
30
1.39
1.20
0.19
16
Net income per average common share -
diluted, adjusted (non-GAAP)
H/P
0.52
0.46
0.41
0.42
0.40
0.06
13
0.12
30
1.39
1.19
0.20
17
1
:
Common equity tier 1 (regulatory)
$13,763
$13,768
$13,570
$13,389
$13,200
Less: Change in DTA and other threshold deductions (GAAP)
—
1
1
2
2
Pro forma Basel III fully phased-in common equity tier 1
Q
$13,763
$13,767
$13,569
$13,387
$13,198
Risk-weighted assets (regulatory general risk weight approach)
$121,612
$119,492
$116,591
$114,084
$112,277
Add: Net change in credit and other risk-weighted assets (regulatory)
228
228
232
244
243
Pro forma Basel III standardized approach risk-weighted assets
R
$121,840
$119,720
$116,823
$114,328
$112,520
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
Q/R
11.3
%
11.5
%
11.6
%
11.7
%
11.7
%
QUARTERLY TRENDS
FOR THE NINE MONTHS ENDED SEPT 30,
3Q16 Change
2016 Change
2Q16
3Q15
2015
Pro forma Basel III fully phased-in common equity tier 1 capital ratio

Key performance metrics, Non-GAAP Financial Measures and reconciliations

(Adjusted excluding restructuring charges, special items and/or notable items)
$s in millions, except per share data
3Q16
2Q16
1Q16
4Q15
3Q15
2016
2015
$
%
$
%
$
%
Other income, adjusted
Other income (GAAP)
$90
$18
$16
$23
$30
$72
NM
$60
200
%
$124
$71
$53
75
%
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
67
—
—
—
—
67
100
67
100
67
—
67
100
Other income, adjusted (non-GAAP)
$23
$18
$16
$23
$30
$5
28
%
($7)
(23%)
$57
$71
($14)
(20%)
Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)
$432
$432
$425
$402
$404
$—
—%
$28
7
%
$1,289
$1,234
$55
4
%
Less: Restructuring charges and special items
—
—
—
(2)
—
—
—
—
—
—
5
(5)
(100)
Less: Notable items
11
—
—
—
—
11
100
11
100
11
—
11
100
Salaries and employee benefits, adjusted (non-GAAP)
$421
$432
$425
$404
$404
($11)
(3%)
$17
4
%
$1,278
$1,229
$49
4
%
Outside services, adjusted:
Outside services (GAAP)
$102
$86
$91
$104
$89
$16
19
%
$13
15
%
$279
$267
$12
4
%
Less: Restructuring charges and special items
—
—
—
2
—
—
—
—
—
—
24
(24)
(100)
Less: Notable items
8
—
—
—
—
8
100
8
100
8
—
8
100
Outside services, adjusted (non-GAAP)
$94
$86
$91
$102
$89
$8
9
%
$5
6
%
$271
$243
$28
12
%
Occupancy, adjusted:
Occupancy (GAAP)
$78
$76
$76
$74
$75
$2
3
%
$3
4
%
$230
$245
($15)
(6%)
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
17
(17)
(100)
Less: Notable items
—
—
—
—
—
—
—
—
—
—
—
—
—
Occupancy, adjusted (non-GAAP)
$78
$76
$76
$74
$75
$2
3
%
$3
4
%
$230
$228
$2
1
%
Equipment expense, adjusted:
Equipment expense (GAAP)
$65
$64
$65
$67
$62
$1
2
%
$3
5
%
$194
$190
$4
2
%
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
1
(1)
(100)
Less: Notable items
—
—
—
—
—
—
—
—
—
—
—
—
—
Equipment expense, adjusted (non-GAAP)
$65
$64
$65
$67
$62
$1
2
%
$3
5
%
$194
$189
$5
3
%
Amortization of software, adjusted:
Amortization of software (GAAP)
$46
$41
$39
$38
$35
$5
12
%
$11
31
%
$126
$108
$18
17
%
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
—
—
—
Less: Notable items
3
—
—
—
—
3
100
3
100
3
—
3
100
Amortization of software, adjusted (non-GAAP)
$43
$41
$39
$38
$35
$2
5
%
$8
23
%
$123
$108
$15
14
%
Other operating expense, adjusted:
Other operating expense (GAAP)
$144
$128
$115
$125
$133
$16
13
%
$11
8
%
$387
$405
($18)
(4%)
Less: Restructuring charges and special items
—
—
—
—
—
—
—
—
—
—
3
(3)
(100)
Less: Notable items
14
—
—
—
—
14
100
14
100
14
—
14
100
Other operating expense, adjusted (non-GAAP)
$130
$128
$115
$125
$133
$2
2
%
($3)
(2%)
$373
$402
($29)
(7%)
Restructuring charges, special expense items and notable expense items include:
Restructuring charges
$—
$—
$—
$—
$—
$—
—%
$—
—%
$—
$26
($26)
(100)%
Special items
—
—
—
—
—
—
—
—
—
—
24
(24)
(100)
Notable items
36
—
—
—
—
36
100
36
100
36
—
36
100
Restructuring charges, special expense items and notable expense items
$36
$—
$—
$—
$—
$36
100%
$36
100
%
$36
$50
($14)
(28%)
QUARTERLY TRENDS
FOR THE NINE MONTHS ENDED SEPT 30,
3Q16 Change
2016 Change
2Q16
3Q15
2015

Key performance metrics, Non-GAAP Financial Measures and reconciliations

$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (GAAP)
A
$92
$162
$43
$297
$90
$164
($11)
$243
$71
$133
$19
$223
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$92
$162
$36
$290
$90
$164
($11)
$243
$71
$133
$12
$216
Return on average tangible common equity:
Average common equity (GAAP)
$5,190
$5,172
$9,448
$19,810
$5,110
$5,040
$9,618
$19,768
$5,089
$4,790
$9,688
$19,567
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
1
1
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
509
509
—
—
496
496
—
—
481
481
Average tangible common equity
C
$5,190
$5,172
$3,080
$13,442
$5,110
$5,040
$3,236
$13,386
$5,089
$4,790
$3,290
$13,169
Return on average tangible common equity
B/C
7.04
%
12.50
%
NM
8.58
%
7.09
%
13.04
%
NM
7.30
%
5.59
%
11.19
%
NM
6.61
%
Return on average total tangible assets:
Average total assets (GAAP)
$56,689
$47,902
$39,808
$144,399
$55,660
$47,388
$39,131
$142,179
$55,116
$45,304
$38,360
$138,780
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
1
1
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
509
509
—
—
496
496
—
—
481
481
Average tangible assets
D
$56,689
$47,902
$33,440
$138,031
$55,660
$47,388
$32,749
$135,797
$55,116
$45,304
$31,962
$132,382
Return on average total tangible assets
A/D
0.64
%
1.35
%
NM
0.86
%
0.65
%
1.39
%
NM
0.72
%
0.52
%
1.18
%
NM
0.68
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$650
$181
$36
$867
$632
$186
$9
$827
$616
$187
$8
$811
Net interest income (GAAP)
621
327
(3)
945
602
314
7
923
581
300
23
904
Noninterest income (GAAP)
229
123
83
435
219
122
14
355
208
99
23
330
Total revenue (GAAP)
F
$850
$450
$80
$1,380
$821
$436
$21
$1,278
$789
$399
$46
$1,234
Efficiency ratio
E/F
76.46
%
40.21
%
NM
62.88
%
76.98
%
42.88
%
NM
64.71
%
78.08
%
46.74
%
NM
65.66
%
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$67
$152
$2
$221
$68
$145
$7
$220
Less: Preferred stock dividends
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$67
$152
$2
$221
$68
$145
$—
$213
Return on average tangible common equity:
Average common equity (GAAP)
$4,831
$4,787
$9,741
$19,359
$4,791
$4,722
$9,748
$19,261
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
3
3
—
—
4
4
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
468
468
—
—
453
453
Average tangible common equity
C
$4,831
$4,787
$3,330
$12,948
$4,791
$4,722
$3,321
$12,834
Return on average tangible common equity
B/C
5.50
%
12.57
%
NM
6.75
%
5.67
%
12.24
%
NM
6.60
%
Return on average total tangible assets:
Average total assets (GAAP)
$54,065
$43,835
$38,398
$136,298
$53,206
$43,113
$38,784
$135,103
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
3
3
—
—
4
4
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
468
468
—
—
453
453
Average tangible assets
D
$54,065
$43,835
$31,987
$129,887
$53,206
$43,113
$32,357
$128,676
Return on average total tangible assets
A/D
0.49
%
1.37
%
NM
0.67
%
0.51
%
1.34
%
NM
0.68
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$624
$180
$6
$810
$623
$175
$—
$798
Net interest income (GAAP)
565
301
4
870
556
299
1
856
Noninterest income (GAAP)
226
107
29
362
235
100
18
353
Total revenue (GAAP)
F
$791
$408
$33
$1,232
$791
$399
$19
$1,209
Efficiency ratio
E/F
78.85
%
44.02
%
NM
65.76
%
78.72
%
43.75
%
NM
66.02
%
THREE MONTHS ENDED DEC 31,
THREE MONTHS ENDED SEPT 30,
2015
2015
THREE MONTHS ENDED SEPT 30,
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED MAR 31,
2016
2016
2016

Key performance metrics, Non-GAAP Financial Measures and reconciliations

Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$253
$459
$51
$763
$195
$427
($3)
$619
Less: Preferred stock dividends
—
—
14
14
—
—
7
7
Net income available to common stockholders
B
$253
$459
$37
$749
$195
$427
($10)
$612
Return on average tangible common equity:
Average common equity (GAAP)
$5,130
$5,001
$9,584
$19,715
$4,708
$4,625
$10,019
$19,352
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
5
5
Add: Average deferred tax liabilities  related to goodwill (GAAP)
—
—
495
495
—
—
438
438
Average tangible common equity
C
$5,130
$5,001
$3,201
$13,332
$4,708
$4,625
$3,576
$12,909
Return on average tangible common equity
B/C
6.58
%
12.27
%
NM
7.51
%
5.55
%
12.35
%
NM
6.34
%
Return on average total tangible assets:
Average total assets (GAAP)
$55,825
$46,869
$39,101
$141,795
$52,438
$42,451
$39,766
$134,655
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
495
495
—
—
438
438
Average tangible assets
D
$55,825
$46,869
$32,718
$135,412
$52,438
$42,451
$33,323
$128,212
Return on average total tangible assets
A/D
0.60
%
1.31
%
NM
0.75
%
0.50
%
1.35
%
NM
0.65
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$1,898
$554
$53
$2,505
$1,832
$529
$88
$2,449
Net interest income (GAAP)
1,804
941
27
2,772
1,633
861
38
2,532
Noninterest income (GAAP)
656
344
120
1,120
684
308
68
1,060
Total revenue (GAAP)
F
$2,460
$1,285
$147
$3,892
$2,317
$1,169
$106
$3,592
Efficiency ratio
E/F
77.15
%
43.15
%
NM
64.36
%
79.07
%
45.26
%
NM
68.17
%
FOR THE NINE MONTHS ENDED SEPT 30,
2016
2015
$s in millions

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